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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 29, 2003


                       -----------------------------------

                                 CHRONIMED INC.
             (Exact name of registrant as specified in its charter)


         MINNESOTA                         0-19952                 41-1515691
         ---------                         -------                 ----------
(State or other jurisdiction of     (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                                  Identification
                                                                     Number)

                       -----------------------------------

                             10900 RED CIRCLE DRIVE
                           MINNETONKA, MINNESOTA 55343

              (Address of Principal Executive Offices and Zip Code)

                       -----------------------------------

                                 (952) 979-3600
              (Registrant's telephone number, including area code)

                       -----------------------------------


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Item 5.    Other Events

     On October 29, 2003, the Registrant issued a press release relating to first quarter financial results. The full text of the press release is set forth in Exhibit 99.1 which is attached hereto and incorporated in this Report as if fully set forth herein.

Item 7.    Financial Statements and Exhibits

     Exhibit 99.1 Fiscal 2004 First Quarter Financial Results Press Release dated October 29, 2003.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CHRONIMED INC.


Dated: October 29, 2003                         By: /s/ Gregory H. Keane
                                                    ----------------------------
                                                    Gregory H. Keane
                                                    Chief Financial Officer



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                                  EXHIBIT INDEX

                                 Chronimed Inc.
                             Form 8-K Current Report


Exhibit
Number             Description
-------            -----------
 99.1              Fiscal 2004 First Quarter Financial Results Press Release
                   dated October 29, 2003.





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